                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-29721

DEAN WITTER
S&P 500 INDEX FUND
PROSPECTUS -- MARCH 31, 1998
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Dean Witter S&P 500 Index Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to meet its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index. (See "Investment Objective and Policies.")

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 31, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      4
Financial Highlights ..................................................      5
The Fund and its Management ...........................................      6
Investment Objective and Policies .....................................      6
 Risk Considerations and Investment Practices .........................      7
Investment Restrictions ...............................................     10
Purchase of Fund Shares ...............................................     10
Shareholder Services ..................................................     18
Redemptions and Repurchases ...........................................     21
Dividends, Distributions and Taxes ....................................     21
Performance Information ...............................................     22
Additional Information ................................................     22
Financial Statements (unaudited)-- February 28, 1998 ..................     24

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

DEAN WITTER
S&P 500 INDEX FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                   Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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THE                  The Fund is organized as a trust, commonly known as a
FUND                 Massachusetts business trust, and is an open-end,
                     diversified management investment company. The Fund
                     invests primarily in common stocks included in the
                     Standard & Poor's(Registered Trademark) 500 Composite
                     Stock Price Index (the "S&P 500 Index").
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SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see
                     page 22). The Fund offers four Classes of shares, each
                     with a different combination of sales charges, ongoing
                     fees and other features (see pages 10-18).
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MINIMUM PURCHASE     The minimum initial investment for each Class is $1,000
                     ($100 if the account is opened through EasyInvest (Service
                     Mark)). Class D shares are only available to persons
                     investing $5 million ($25 million for certain qualified
                     plans) or more and to certain other limited categories of
                     investors. For the purpose of meeting the minimum $5
                     million (or $25 million) investment for Class D shares,
                     and subject to the $1,000 minimum initial investment for
                     each Class of the Fund, an investor's existing holdings of
                     Class A shares and shares of funds for which Dean Witter
                     InterCapital Inc. serves as investment manager ("Dean
                     Witter Funds") that are sold with a front-end sales
                     charge, and concurrent investments in Class D shares of
                     the Fund and other Dean Witter Funds that are multiple
                     class funds, will be aggregated. The minimum subsequent
                     investment is $100 (see page 10).
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INVESTMENT           The investment objective of the Fund is to provide
OBJECTIVE            investment results that, before expenses, correspond to
                     the total return (i.e., the combination of capital changes and income) of the S&P 500 Index (see page 6).
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INVESTMENT MANAGER   Dean Witter InterCapital Inc., the Investment Manager of
                     the Fund, and its wholly-owned subsidiary, Dean Witter
                     Services Company Inc., serve in various investment
                     management, advisory, management and administrative
                     capacities to 101 investment companies and other
                     portfolios with net assets under management of
                     approximately $110 billion at February 28, 1998 (see
                     page 6).
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MANAGEMENT FEE       The Investment Manager receives a monthly fee at the
                     annual rate of 0.40% of the Fund's average daily net
                     assets. The Investment Manager has agreed to assume all
                     expenses (except for brokerage and 12b-1 fees) and to
                     waive the compensation provided for in its Management
                     Agreement to the extent that such expenses and
                     compensation on an annualized basis exceed 0.50% of the
                     daily net assets of the Fund (see page 6).
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DISTRIBUTOR AND      Dean Witter Distributors Inc. (the "Distributor"). The
DISTRIBUTION FEE     Fund has adopted a distribution plan pursuant to Rule
                     12b-1 under the Investment Company Act (the "12b-1 Plan")
                     with respect to the distribution fees paid by the Class A,
                     Class B and Class C shares of the Fund to the Distributor.
                     The entire 12b-1 fee payable by Class A and a portion of
                     the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are
                     currently each characterized as a service fee within the
                     meaning of the National Association of Securities Dealers,
                     Inc. guidelines. The remaining portion of the 12b-1 fee,
                     if any, is characterized as an asset-based sales charge
                     (see pages 10 and 17).
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ALTERNATIVE          Four classes of shares are offered:
PURCHASE
ARRANGEMENTS         o Class A shares are offered with a front-end sales
                     charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge
                     ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's
                     12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 10, 13 and 17).

                     o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 10, 14 and 17).
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2

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                     o Class C shares are offered without a front-end sales
                     charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 10, 16 and 17).

                     o Class D shares are offered only to investors meeting an
                     initial investment minimum of $5 million ($25 million for
                     certain qualified plans) and to certain other limited
                     categories of investors. Class D shares are offered
                     without a front-end sales charge or CDSC and are not
                     subject to any 12b-1 fee (see pages 10, 16 and 17).
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DIVIDENDS AND        Dividends from net investment income and distributions
CAPITAL GAINS        from net capital gains, if any, are paid at least once
DISTRIBUTIONS        each year. The Fund may, however, determine to retain all
                     or part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions
                     paid on shares of a Class are automatically reinvested in
                     additional shares of the same Class at net asset value
                     unless the shareholder elects to receive cash. Shares
                     acquired by dividend and distribution reinvestment will
                     not be subject to any sales charge or CDSC (see pages 18
                     and 21).
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REDEMPTION           Shares are redeemable by the shareholder at net asset
                     value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 21).
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RISK CONSIDERATIONS  An investment in the Fund should be considered a long-term holding and subject to all the risks associated with investing in equity securities. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund operates as a "straight" index fund and will therefore not be actively managed; as such, the adverse performance of a portfolio security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund may enter into repurchase agreements, may lend its portfolio securities and may utilize transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment Practices" (page 7) before making an investment in the Fund.
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 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The estimated annualized fees and expenses set forth in the table below are based on the expenses and fees for the fiscal period ending August 31, 1998.

                                                                      CLASS A      CLASS B       CLASS C      CLASS D
                                                                      -------      -------       -------      -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price) .................................................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments ...................     None          None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds)..................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees...................................................     None          None         None         None
Exchange Fee......................................................     None          None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fees+ .................................................     0.23%         0.23%        0.23%        0.23%
12b-1 Fees (5)(6).................................................     0.24%         1.00%        1.00%        None
Other Expenses+ ..................................................     0.27%         0.27%        0.27%        0.27%
Total Fund Operating Expenses+....................................     0.74%         1.50%        1.50%        0.50%

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+      The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

EXAMPLES                                                                        1 YEAR    3 YEARS
                                                                                ------    -------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
  Class A ....................................................................    $60       $75
  Class B ....................................................................    $65       $77
  Class C ....................................................................    $25       $47
  Class D ....................................................................    $ 5       $16

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ....................................................................    $60       $75
  Class B ....................................................................    $15       $47
  Class C ....................................................................    $15       $47
  Class D ....................................................................    $ 5       $16

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS (unaudited)
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been taken from the records of the Fund without examination by the independent accountants. The financial highlights should be read in conjunction with the unaudited financial statements and the notes thereto which are contained in this Prospectus commencing on page 24.

                                            FOR THE PERIOD SEPTEMBER 26, 1997* THROUGH FEBRUARY 28, 1998++
                                            --------------------------------------------------------------
                                                CLASS A       CLASS B         CLASS C        CLASS D
                                                SHARES         SHARES          SHARES         SHARES
                                                ------         ------          ------         ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  .....    $10.00         $10.00          $10.00         $10.00
                                                ------         ------          ------         ------
 Net investment income .....................      0.05           0.02            0.02           0.06
 Net realized and unrealized gain ..........      1.10           1.09            1.09           1.09
                                                ------         ------          ------         ------
 Total from investment operations ..........      1.15           1.11            1.11           1.15
                                                ------         ------          ------         ------
 Less dividends from net investment income       (0.03)         (0.01)          (0.01)         (0.03)
                                                ------         ------          ------         ------
 Net asset value, end of period ............    $11.12         $11.10          $11.10         $11.12
                                                ======         ======          ======         ======
TOTAL INVESTMENT RETURN+ (1) ...............     11.47%         11.09%          11.08%         11.53%

RATIOS TO AVERAGE NET ASSETS (2) (3):
 Expenses ..................................      0.74%          1.50%           1.50%          0.50%
 Net investment income .....................      1.10%          0.36%           0.37%          1.29%

SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands ...   $19,089       $380,009         $24,126        $12,705
 Portfolio turnover rate (1) ...............         1%             1%              1%             1%
 Average commission rate paid ..............   $0.0157        $0.0157         $0.0157        $0.0157

------------
 *     Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.91% and 0.93%, respectively, for Class A shares, 1.67% and 0.19%, respectively, for Class B shares, 1.67% and 0.20%, respectively, for Class C shares and 0.67% and 1.12%, respectively, for Class D shares.

THE FUND AND ITS MANAGEMENT
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Dean Witter S&P 500 Index Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 18, 1997.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $106 billion at February 28, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's net assets. The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian, auditing fees; certain legal fees, and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index. The Fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index in approximately the same weightings as they are represented in the Index. The Fund operates as a "straight" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions, or as may be necessary to satisfy redemption requests.

   Over the long term, the Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of
0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and redemptions. The Fund's ability to correlate its performance to the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. To accomodate these cash flows, investment changes may be made to maintain the similarity of the Fund's portfolio to the S&P 500 Index to the maximum practicable extent. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

STOCK INDEX FUTURES CONTRACTS. The Fund may purchase and sell stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on the S&P 500 Index ("stock index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell stock index futures contracts for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The Fund may enter into such instruments provided that not more than 5% of its assets are required as an initial margin deposit and provided that the contract prices of the stock index futures contracts do not exceed 20% of its total assets. While such instruments can be used as leveraged investments, the Fund may not use them to leverage its assets.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

   "Standard & Poor's(Registered Trademark)," "S&P(Registered Trademark)," "S&P 500(Registered Trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

   The Fund may also invest in Standard & Poor's Depositary Receipts, repurchase agreements and zero coupon securities and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.

   The Fund reserves the right to seek to achieve its investment objective by converting to a "master/feeder" fund structure (see "Additional
Information").

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

RISKS OF FUTURES TRANSACTIONS. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the contract. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result.

CASH FLOWS; EXPENSES. The ability of the Fund to meet its investment objective depends to some extent on the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's portfolio investments). Generally, the Investment Manager will employ stock index futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. In addition, if considered appropriate in the opinion of the Investment Manager, a portion of a Fund's assets not exceeding 20% of its total assets may be invested in money market instruments. The Investment Manager will also make investment changes to the Fund's portfolio to accommodate cash flows while continuing to seek to replicate the total return of the S&P 500 Index. Investors should also be aware that the investment performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, which will be borne by the Fund, and any incremental operating costs (e.g., transfer agency, accounting) borne by the Fund. Finally, since the Fund seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index. S&P 500 Index, the Investment Manager will generally not attempt to judge the merits of any particular security as an investment.

TEMPORARY INVESTMENTS. A portion of the Fund's assets, not exceeding 20% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Fund; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Fund may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase.

FOREIGN SECURITIES. The Fund may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. As noted above, the Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designed for use in the U.S. securities markets.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). The Fund may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. The Fund may invest up to 10% of its total assets in the aggregate in SPDRs and up to 5% of its total assets in SPDRs issued by a single unit investment trust. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts. The liquidity of small holdings of SPDRs will depend upon the existence and liquidity of a secondary market. See the Statement of Additional Information for a further discussion of SPDRs.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

ZERO COUPON SECURITIES. A portion of the money market instruments in which the Fund may invest may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuationsduring periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by its Investment Manager with a view to achieving the Fund's investment objective. The assets of the Fund are managed within InterCapital's Growth Group, which manages 26 equity funds and fund portfolios with approximately $9 billion in assets as of February 28, 1998. Kenton J. Hinchliffe, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund. Mr. Hinchliffe has been a portfolio manager at InterCapital for over 5 years.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. Ordinarily, securities will be sold from the portfolio only to reflect certain administrative changes in the S&P 500 Index or to accommodate cash flows into or out of the Fund while maintaining the similarity of the Fund to the

S&P 500 Index. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

   2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   Dean Witter Distributors Inc. (the "Distributor") will act as the Distributor of each Class of the Fund's shares during the continuous offering. Pursuant to a Distribution Agreement between the Fund and the Distributor, an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements -- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of

Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter S&P 500 Index Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative -- Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------------------------
                                                           CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE           FEATURE
-----------------------------------------------------------------------------
     A        Maximum 5.25%               0.25%                No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%          B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically after
              to 0 after six years                       approximately
                                                         ten years
-----------------------------------------------------------------------------
     C        1.0% CDSC during             1.0%                No
              first year
-----------------------------------------------------------------------------
     D               None                  None                No
-----------------------------------------------------------------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                                ------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
     -----------           -----       ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
 than $50,000 .......      4.75%            4.99%
$50,000 but less
 than $100,000 ......      4.00%            4.17%
$100,000 but less
 than $250,000 ......      3.00%            3.09%
$250,000 but less
 than $1 million  ...      2.00%            2.04%
$1 million and over           0                0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

   (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that
either:   (A) the plan continues to be an Eligible Plan after the redemption;
or   (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares acquired in exchange for shares of another fund originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares -- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR;
(v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal period September 26, 1997 (commencement of operations) through February 28, 1998, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $12,848, $1,127,620, and $75,709, respectively, which amounts on an annualized basis are equal to 0.24%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $15,470,964 at February 28, 1998, which was equal to 4.07% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $145,457 in the case of Class C at December 31, 1997, which amount was equal to 0.76% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST (SERVICE MARK) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automati-cally from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains invested in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited)

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (98.2%)
             Advertising/Marketing Services (0.3%)
    8,466    Cognizant Corp.  ................................................  $   422,771
             Interpublic Group of
    6,575    Companies, Inc.  ................................................      358,337
    8,460    Omnicom Group, Inc.  ............................................      387,045
                                                                                -----------
                                                                                  1,168,153
                                                                                -----------
             Aerospace & Defense (1.2%)
   52,223    Boeing Co.  .....................................................    2,833,098
    3,265    General Dynamics Corp.  .........................................      283,239
   10,127    Lockheed Martin Corp.  ..........................................    1,181,694
    3,481    Northrop Grumman Corp.  .........................................      483,859
                                                                                -----------
                                                                                  4,781,890
                                                                                -----------
             Agriculture Related (0.2%)
   29,108    Archer-Daniels-Midland Co.  .....................................      653,111
             Pioneer Hi-Bred International,
    3,433    Inc.  ...........................................................      356,174
                                                                                -----------
                                                                                  1,009,285
                                                                                -----------
             Air Freight (0.1%)
    7,626    Federal Express Corp.  ..........................................      485,681
                                                                                -----------
             Airlines (0.4%)
    4,790    AMR Corp.*  .....................................................      606,234
    3,840    Delta Air Lines, Inc.  ..........................................      434,160
   11,426    Southwest Airlines Co.  .........................................      327,783
    4,739    US Airways Group Inc.*  .........................................      300,038
                                                                                -----------
                                                                                  1,668,215
                                                                                -----------
             Aluminum (0.3%)
   11,845    Alcan Aluminium Ltd. (Canada)  ..................................      367,935
    9,006    Aluminum Co. of America  ........................................      660,815
    3,849    Reynolds Metals Co.  ............................................      239,841
                                                                                -----------
                                                                                  1,268,591
                                                                                -----------
             Auto Parts - After Market (0.5%)
    4,108    Cooper Tire & Rubber Co.  .......................................       94,741
    5,454    Dana Corp.  .....................................................      297,584
    3,288    Echlin, Inc.  ...................................................      166,249
    9,330    Genuine Parts Co.  ..............................................      345,210
    8,142    Goodyear Tire & Rubber Co.  .....................................      562,816
    6,179    ITT Industries, Inc.  ...........................................      211,631
    6,427    TRW, Inc.  ......................................................      352,280
                                                                                -----------
                                                                                  2,030,511
                                                                                -----------
             Automobiles (1.7%)
   34,588    Chrysler Corp.  .................................................    1,346,770
   62,651    Ford Motor Co.  .................................................    3,543,697
   36,926    General Motors Corp.  ...........................................    2,545,586
                                                                                -----------
                                                                                  7,436,053
                                                                                -----------
             Banks - Money Center (3.8%)
   36,206    BankAmerica Corp.  ..............................................    2,805,965
    5,115    Bankers Trust New York Corp.  ...................................      604,849
   22,004    Chase Manhattan Corp.  ..........................................    2,729,871
   23,887    Citicorp  .......................................................    3,165,027
   15,188    First Chicago NBD Corp.  ........................................    1,248,264
   32,760    First Union Corp.  ..............................................    1,726,042
    9,275    Morgan (J.P.) & Co., Inc.  ......................................    1,108,362
   49,094    NationsBank Corp.  ..............................................    3,362,939
                                                                                -----------
                                                                                 16,751,319
                                                                                -----------
             Banks - Regional (4.6%)
   33,709    Banc One Corp.  .................................................    1,904,558
   19,665    Bank of New York Co., Inc.  .....................................    1,151,632
    7,598    BankBoston Corp.  ...............................................      757,426
    7,143    BB&T Corporation  ...............................................      443,312
    2,864    Cincinnati Financial Corp.  .....................................      386,282
    5,502    Comerica, Inc.  .................................................      554,670
   10,328    CoreStates Financial Corp.  .....................................      872,070
    8,041    Fifth Third Bancorp  ............................................      633,229
   14,225    Fleet Financial Group, Inc.  ....................................    1,121,108
    9,971    Huntington Bancshares, Inc.  ....................................      357,710
   11,469    KeyCorp  ........................................................      803,547
   13,292    Mellon Bank Corp.  ..............................................      828,258
    6,801    Mercantile Bancorporation, Inc.  ................................      378,306
   11,157    National City Corp.  ............................................      727,994
    5,828    Northern Trust Corp.  ...........................................      441,471
   39,434    Norwest Corp.  ..................................................    1,614,329
   15,926    PNC Bank Corp.  .................................................  $   883,893
    2,858    Republic New York Corp.  ........................................      345,818
    8,381    State Street Corp.  .............................................      518,051
    9,187    Summit Bancorp  .................................................      456,479
   11,009    SunTrust Banks, Inc.  ...........................................      811,914
    9,128    Synovus Financial Corp.  ........................................      320,621
   12,818    U.S. Bancorp  ...................................................    1,474,871
   10,650    Wachovia Corp.  .................................................      846,675
    4,527    Wells Fargo & Co.  ..............................................    1,457,694
                                                                                -----------
                                                                                 20,091,918
                                                                                -----------
             Beverages - Alcoholic (0.5%)
   25,579    Anheuser-Busch Companies, Inc.  .................................    1,199,016
    3,601    Brown-Forman Corp. (Class B)  ...................................      199,855
    1,933    Coors (Adolph) Co. (Class B)  ...................................       60,406
   18,610    Seagram Co. Ltd. (Canada)  ......................................      707,180
                                                                                -----------
                                                                                  2,166,457
                                                                                -----------
             Beverages - Soft Drinks (2.7%)
   129,126   Coca Cola Co.**  ................................................    8,869,342
    79,206   PepsiCo, Inc.  ..................................................    2,895,969
                                                                                -----------
                                                                                 11,765,311
                                                                                -----------
             Biotechnology (0.1%)
    13,741   Amgen Inc.*  ....................................................      729,991
                                                                                -----------
             Broadcast Media (1.0%)
    36,755   CBS Corp.  ......................................................    1,137,108
     5,116   Clear Channel Communications, Inc.*  ............................      463,637
             Tele-Communications, Inc.
    26,481   (Class A)*  .....................................................      769,604
    31,693   U.S. West Media Group, Inc.*  ...................................    1,020,118
    18,418   Viacom, Inc. (Class B)*  ........................................      884,064
                                                                                -----------
                                                                                  4,274,531
                                                                                -----------
             Building Materials (0.2%)
             Armstrong World Industries
     2,126   Inc.  ...........................................................      166,891
     8,610   Masco Corp.  ....................................................      468,169
     2,785   Owens-Corning  ..................................................       85,987
                                                                                -----------
                                                                                    721,047
                                                                                -----------
             Chemicals (1.7%)
     5,720   Air Products & Chemicals, Inc.  .................................      480,122
    11,839   Dow Chemical Co.  ...............................................    1,083,268
    59,079   DuPont (E.I.) de Nemours & Co., Inc.  ...........................    3,622,281
     4,087   Eastman Chemical Co.  ...........................................      267,698
     3,750   Goodrich (B.F.) Co.  ............................................      185,859
     5,044   Hercules, Inc.  .................................................      243,688
     9,300   PPG Industries, Inc.  ...........................................      602,756
     8,240   Praxair, Inc.  ..................................................      393,975
     3,209   Rohm & Haas Co.  ................................................      327,117
     6,469   Union Carbide Corp.  ............................................      300,404
                                                                                -----------
                                                                                  7,507,168
                                                                                -----------
             Chemicals - Diversified (0.4%)
     7,533   Engelhard Corp.  ................................................      136,536
     1,936   FMC Corp.*  .....................................................      140,118
    30,959   Monsanto Co.  ...................................................    1,575,039
                                                                                -----------
                                                                                  1,851,693
                                                                                -----------
             Chemicals - Specialty (0.3%)
     3,876   Grace (W. R.) & Co.  ............................................      325,342
     3,123   Great Lakes Chemical Corp.  .....................................      151,856

                             SEE NOTES TO FINANCIAL STATEMENTS

24


DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
     5,701   International Flavors & Fragrances, Inc.  .......................  $   262,246
     6,946   Morton International, Inc.  .....................................      229,652
     3,485   Nalco Chemical Co.  .............................................      140,271
     5,232   Sigma-Aldrich Corp.  ............................................      206,664
                                                                                -----------
                                                                                  1,316,031
                                                                                -----------
             Commercial & Consumer
             Services (0.7%)
     5,432   Block (H.&R.), Inc.  ............................................      255,643
    41,270   Cendant Corp.*  .................................................    1,547,625
     8,893   Dun & Bradstreet Corp.  .........................................      297,915
    17,150   Laidlaw, Inc. (Canada)  .........................................      251,891
    13,128   Service Corp. International  ....................................      497,223
                                                                                -----------
                                                                                  2,850,297
                                                                                -----------
             Communications Equipment (1.0%)
     4,706   Andrew Corp.*  ..................................................      130,003
     4,158   Harris Corp.  ...................................................      210,759
    31,166   Motorola, Inc.  .................................................    1,737,504
    27,358   Northern Telecom Ltd. (Canada)  .................................    1,458,523
     4,058   Scientific-Atlanta, Inc.  .......................................       71,015
     9,452   Tellabs, Inc.*  .................................................      570,664
                                                                                -----------
                                                                                  4,178,468
                                                                                -----------
             Computer - Networking (1.0%)
    18,062   3Com Corp.*  ....................................................      645,716
    11,047   Bay Networks, Inc.*  ............................................      374,217
     8,229   Cabletron Systems, Inc.*  .......................................      127,549
    52,531   Cisco Systems, Inc.*  ...........................................    3,460,480
                                                                                -----------
                                                                                  4,607,962
                                                                                -----------
             Computer Software & Services (3.5%)
     3,804   Adobe Systems, Inc.  ............................................      168,089
     2,504   Autodesk, Inc.  .................................................      118,627
    28,543   Computer Associates International, Inc.  ........................    1,345,089
     4,032   Computer Sciences Corp.*  .......................................      422,100
    11,033   HBO & Co.  ......................................................      597,161
   126,001   Microsoft Corp.*_**  ............................................   10,678,585
    18,218   Novell, Inc.*  ..................................................      191,289
    51,192   Oracle Corp.*  ..................................................    1,260,603
     6,648   Parametric Technology Corp.*  ...................................      402,204
     1,300   Shared Medical Systems Corp.  ...................................       99,369
                                                                                -----------
                                                                                 15,283,116
                                                                                -----------
             Computers - Peripheral
             Equipment (0.3%)
    25,893   EMC Corp.*  .....................................................      990,407
    12,760   Seagate Technology, Inc.*  ......................................      310,227
                                                                                -----------
                                                                                  1,300,634
                                                                                -----------
             Computers - Systems (2.7%)
     6,644   Apple Computer, Inc.*  ..........................................      156,964
    79,046   COMPAQ Computer Corp.  ..........................................    2,534,412
     2,495   Data General Corp.*  ............................................       51,459
    17,043   Dell Computer Corp.*  ...........................................    2,382,824
     7,717   Digital Equipment Corp.*  .......................................      439,387
    50,757   International Business Machines Corp.**  ........................    5,300,934
    19,559   Sun Microsystems, Inc.*  ........................................      931,497
                                                                                -----------
                                                                                 11,797,477
                                                                                -----------
             Consumer - Noncyclical (0.0%)
             American Greetings Corp.
     3,843   (Class A)  ......................................................      175,337
     2,040   Jostens, Inc.  ..................................................       47,940
                                                                                -----------
                                                                                    223,277
                                                                                -----------
             Containers - Metal & Glass (0.1%)
     1,574   Ball Corp.  .....................................................       51,352
     6,696   Crown Cork & Seal Co., Inc.  ....................................      361,584
     7,322   Owens-Illinois, Inc.*  ..........................................      280,982
                                                                                -----------
                                                                                    693,918
                                                                                -----------
             Containers - Paper (0.1%)
     2,767   Bemis Company, Inc.  ............................................  $   124,688
     5,181   Stone Container Corp.  ..........................................       58,286
     2,970   Temple-Inland, Inc.  ............................................      177,086
     3,622   Union Camp Corp.  ...............................................      216,414
                                                                                -----------
                                                                                    576,474
                                                                                -----------
             Data Processing (0.5%)
    15,275   Automatic Data Processing, Inc.  ................................      932,730
     3,985   Ceridian Corp.*  ................................................      185,552
     7,867   Equifax, Inc.  ..................................................      282,720
    22,347   First Data Corp.  ...............................................      759,798
                                                                                -----------
                                                                                  2,160,800
                                                                                -----------
             Distributors - Food & Health (0.2%)
     5,709   Cardinal Health, Inc.  ..........................................      467,424
     3,158   Supervalu, Inc.  ................................................      150,400
     8,930   Sysco Corp.  ....................................................      420,268
                                                                                -----------
                                                                                  1,038,092
                                                                                -----------
             Electrical Equipment (3.9%)
    11,465   AMP, Inc.  ......................................................      506,610
    23,138   Emerson Electric Co.  ...........................................    1,476,494
   170,868   General Electric Co.**  .........................................   13,284,987
     2,619   General Signal Corp.  ...........................................      106,397
     6,651   Honeywell, Inc.  ................................................      527,092
     4,489   Raychem Corp.  ..................................................      194,991
    10,896   Rockwell International Corp.  ...................................      659,208
     2,868   Thomas & Betts Corp.  ...........................................      162,580
                                                                                -----------
                                                                                 16,918,359
                                                                                -----------
             Electronic Components (0.0%)
     2,593   Grainger (W.W.), Inc.  ..........................................      251,035
     9,775   Silicon Graphics, Inc.*  ........................................      147,236
                                                                                -----------
                                                                                    398,271
                                                                                -----------
             Electronics - Defense (0.2%)
    17,694   Raytheon Co. (Class B)  .........................................    1,040,628
                                                                                -----------
             Electronics - Instrumentation (0.9%)
     2,382   EG & G, Inc.  ...................................................       64,165
    54,273   Hewlett-Packard Co.  ............................................    3,636,291
     2,509   Perkin-Elmer Corp.  .............................................      183,627
     2,618   Tektronix, Inc.  ................................................      116,828
                                                                                -----------
                                                                                  4,000,911
                                                                                -----------
             Electronics - Semiconductors (2.2%)
     7,361   Advanced Micro Devices, Inc.*  ..................................      172,523
    85,413   Intel Corp.**  ..................................................    7,655,140
     7,402   LSI Logic Corp.*  ...............................................      175,335
    10,999   Micron Technology, Inc.*  .......................................      365,029
     8,523   National Semiconductor Corp.*  ..................................      203,487
    20,374   Texas Instruments, Inc.  ........................................    1,179,145
                                                                                -----------
                                                                                  9,750,659
                                                                                -----------
             Engineering & Construction (0.0%)
     4,378   Fluor Corp.  ....................................................      206,040
     2,122   Foster Wheeler Corp.  ...........................................       56,763
     2,902   McDermott International, Inc.  ..................................      114,266
                                                                                -----------
                                                                                    377,069
                                                                                -----------
             Entertainment (0.9%)
     3,836   King World Productions Inc.*  ...................................      102,373
    35,226   Walt Disney Co.  ................................................    3,943,110
                                                                                -----------
                                                                                  4,045,483
                                                                                -----------
             Facilities & Environmental
             Services (0.0%)
     3,043   Safety-Kleen Corp.  .............................................       81,590
                                                                                -----------
             Finance - Consumer (0.6%)
     2,773   Beneficial Corp.  ...............................................      327,214
     5,635   Countrywide Credit Industries, Inc.  ............................      250,405
     7,090   Green Tree Financial Corp.  .....................................      162,627

                             SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         25

DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    5,575    Household International, Inc.  ..................................  $   724,053
   26,149    MBNA Corp.  .....................................................      936,461
    4,967    Providian Financial Corp.  ......................................      281,877
                                                                                -----------
                                                                                  2,682,637
                                                                                -----------
             Finance - Diversified (2.8%)
   24,265    American Express Co.  ...........................................    2,185,367
   12,718    American General Corp.  .........................................      739,234
   55,357    Fannie Mae  .....................................................    3,532,469
   36,260    Freddie Mac  ....................................................    1,713,285
             Hartford Financial Services
    6,155    Group Inc.  .....................................................      604,729
    5,320    Lehman Brothers Holdings, Inc.  .................................      335,492
    5,957    MGIC Investment Corp.  ..........................................      438,956
   30,930    Morgan Stanley, Dean Witter, Discover & Co. (Note 4)  ...........    2,155,434
   10,178    SunAmerica, Inc.  ...............................................      461,191
                                                                                -----------
                                                                                 12,166,157
                                                                                -----------
             Foods (2.0%)
    7,495    Bestfoods  ......................................................      789,786
   23,888    Campbell Soup Co.  ..............................................    1,386,997
   24,664    ConAgra, Inc.  ..................................................      739,920
    8,262    General Mills, Inc.  ............................................      594,348
   19,171    Heinz (H.J.) Co.  ...............................................    1,079,567
    7,453    Hershey Foods Corp.  ............................................      497,022
   21,454    Kellogg Co.  ....................................................      914,477
    7,230    Quaker Oats Company (The)  ......................................      389,516
    5,560    Ralston-Ralston Purina Group  ...................................      563,992
   25,057    Sara Lee Corp.  .................................................    1,415,720
    6,063    Wrigley (WM.) Jr. Co. (Class A)  ................................      463,062
                                                                                -----------
                                                                                  8,834,407
                                                                                -----------
             Footwear (0.2%)
   15,164    Nike, Inc. (Class B)  ...........................................      665,320
    2,934    Reebok International Ltd. (United Kingdom)  .....................       91,504
                                                                                -----------
                                                                                    756,824
                                                                                -----------
             Gaming, Lottery, & Pari-mutuel Companies (0.0%)
    5,266    Harrah's Entertainment, Inc.*  ..................................      110,915
    9,335    Mirage Resorts, Inc.*  ..........................................      213,538
                                                                                -----------
                                                                                    324,453
                                                                                -----------
             Gold & Precious Metals Mining (0.2%)
   19,447    Barrick Gold Corp. (Canada)  ....................................      375,570
   11,986    Battle Mountain Gold Co.  .......................................       71,916
    7,655    Homestake Mining Co.  ...........................................       76,550
    8,156    Newmont Mining Corp.  ...........................................      236,014
   12,497    Placer Dome Inc. (Canada)  ......................................      160,899
                                                                                -----------
                                                                                    920,949
                                                                                -----------
             Hardware & Tools (0.1%)
    4,930    Black & Decker Corp.  ...........................................      248,349
    3,189    Snap-On, Inc.  ..................................................      135,532
    4,647    Stanley Works  ..................................................      222,185
                                                                                -----------
                                                                                    606,066
                                                                                -----------
             Healthcare - Diversified (4.4%)
   39,933    Abbott Laboratories  ............................................    2,987,488
    3,387    Allergan, Inc.  .................................................      118,545
   33,918    American Home Products Corp.  ...................................    3,179,813
   51,910    Bristol-Myers Squibb Co.  .......................................    5,200,733
   70,214    Johnson & Johnson  ..............................................    5,301,157
    3,823    Mallinckrodt Group, Inc.  .......................................      148,380
   14,218    Warner-Lambert Co.  .............................................    2,079,383
                                                                                -----------
                                                                                 19,015,499
                                                                                -----------
             Healthcare - Drugs (5.0%)
   57,917    Lilly (Eli) & Co.  ..............................................    3,811,663
   62,560    Merck & Co., Inc.**  ............................................    7,980,310
   67,521    Pfizer, Inc.  ...................................................    5,975,609
   26,484    Pharmacia & Upjohn, Inc.  .......................................  $ 1,047,773
   38,222    Schering-Plough Corp.  ..........................................    2,907,261
                                                                                -----------
                                                                                 21,722,616
                                                                                -----------
             Healthcare - HMOs (0.2%)
    8,543    Humana, Inc.*  ..................................................      217,313
    9,833    United Healthcare Corp.  ........................................      596,740
                                                                                -----------
                                                                                    814,053
                                                                                -----------
             Healthcare - Long Term (0.2%)
   20,551    Healthsouth Corp.*  .............................................      554,877
    3,320    Manor Care, Inc.  ...............................................      124,708
                                                                                -----------
                                                                                    679,585
                                                                                -----------
             Healthcare - Specialized Services (0.0%)
    4,439    ALZA Corp. (Class A)*  ..........................................      165,908
                                                                                -----------
             Heavy Duty Trucks & Parts (0.1%)
    1,994    Cummins Engine Co., Inc.  .......................................      115,403
    3,932    Navistar International Corp.*  ..................................      119,435
    4,060    PACCAR, Inc.  ...................................................      256,288
                                                                                -----------
                                                                                    491,126
                                                                                -----------
             Home Building (0.0%)
    1,522    Centex Corp.  ...................................................     111,201
    1,875    Fleetwood Enterprises, Inc.  ....................................      87,891
    2,029    Kaufman & Broad Home Corp.  .....................................      52,500
    1,106    Pulte Corp.  ....................................................      50,323
                                                                                -----------
                                                                                   301,915
                                                                                -----------
             Hospital Management (0.3%)
   33,809    Columbia/HCA Healthcare Corp.  ..................................     917,069
   15,937    Tenet Healthcare Corp.*  ........................................     594,649
                                                                                -----------
                                                                                 1,511,718
                                                                                -----------
             Household Furnishings &
             Appliances (0.1%)
    4,958    Maytag Corp.  ...................................................      223,110
    3,893    Whirlpool Corp.  ................................................      260,101
                                                                                -----------
                                                                                    483,211
                                                                                -----------
             Household Products -
             Non-durable (2.7%)
    5,392    Clorox Co.  .....................................................      473,148
   15,437    Colgate-Palmolive Co.  ..........................................    1,253,291
   10,903    Fort James Corp.  ...............................................      494,724
   28,671    Kimberly-Clark Corp.  ...........................................    1,596,616
   70,169    Procter & Gamble Co.  ...........................................    5,959,979
             Unilever N.V. & PLC
   33,404    (Netherlands)  ..................................................    2,148,295
                                                                                -----------
                                                                                 11,926,053
                                                                                -----------
             Housewares (0.2%)
    8,942    Fortune Brands, Inc.  ...........................................      354,886
    8,302    Newell Co.  .....................................................      380,854
    7,819    Rubbermaid, Inc.  ...............................................      226,751
    3,193    Tupperware Corp.  ...............................................       85,812
                                                                                -----------
                                                                                  1,048,303
                                                                                -----------
             Insurance Brokers (0.4%)
    8,729    AON Corp.  ......................................................      522,103
    8,868    Marsh & McLennan Co., Inc.  .....................................      768,745
    5,111    MBIA Inc.  ......................................................      374,061
                                                                                -----------
                                                                                  1,664,909
                                                                                -----------
             Investment Banking/Brokerage (0.4%)
   17,392    Merrill Lynch & Co., Inc.  ......................................    1,244,615
   13,866    Schwab (Charles) Corp.  .........................................      523,441
                                                                                -----------
                                                                                  1,768,056
                                                                                -----------
             Leisure Time - Products (0.2%)
    5,185    Brunswick Corp.  ................................................      164,624
    6,619    Hasbro, Inc.  ...................................................      240,352
   15,157    Mattel, Inc.  ...................................................      641,331
                                                                                -----------
                                                                                  1,046,307
                                                                                -----------
             Life & Health Insurance (0.6%)
    7,757    Aetna Inc.  .....................................................      677,768
    9,808    Conseco, Inc.  ..................................................      460,363
    3,694    Jefferson-Pilot Corp.  ..........................................      309,834

                             SEE NOTES TO FINANCIAL STATEMENTS

26


DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    7,310    Torchmark Corp.  ................................................   $  340,372
    3,299    Transamerica Corp.  .............................................      384,127
    7,271    UNUM Corp.  .....................................................      374,002
                                                                                -----------
                                                                                  2,546,466
                                                                                -----------
             Lodging - Hotels (0.2%)
   13,048    Hilton Hotels Corp.  ............................................      388,994
    6,643    Marriot International, Inc.  ....................................      503,207
                                                                                -----------
                                                                                    892,201
                                                                                -----------
             Machinery - Diversified (0.8%)
    3,895    Case Corp.  .....................................................      253,418
   19,436    Caterpillar Inc.  ...............................................    1,061,692
    2,080    Cincinnati Milacron, Inc.  ......................................       64,220
    6,319    Cooper Industries, Inc.  ........................................      354,654
   13,154    Deere & Co.  ....................................................      738,268
   11,603    Dover Corp.  ....................................................      448,166
    2,577    Harnischfeger Industries, Inc.  .................................       91,161
    8,654    Ingersoll-Rand Co.  .............................................      412,147
      424    NACCO Industries, Inc. (Class A) ................................       55,147
    3,284    Timken Co.  .....................................................      105,909
                                                                                -----------
                                                                                  3,584,782
                                                                                -----------
             Manufacturing - Diversified (2.2%)
    1,468    Aeroquip-Vickers, Inc.  .........................................       85,236
   29,452    AlliedSignal, Inc.  .............................................    1,253,551
   12,044    Corning, Inc.  ..................................................      489,288
    2,394    Crane Co.  ......................................................      117,306
    4,030    Eaton Corp.  ....................................................      387,132
   13,014    Illinois Tool Works Inc.  .......................................      780,027
    4,371    Johnson Controls, Inc.  .........................................      242,864
   21,337    Minnesota Mining & Manufacturing Co.  ...........................    1,820,313
    2,255    National Service Industries, Inc.  ..............................      125,012
    8,883    Tenneco, Inc.  ..................................................      365,313
    8,599    Textron Inc.  ...................................................      644,388
    7,901    Thermo Electron Corp.*  .........................................      323,941
   27,800    Tyco International Ltd.  ........................................    1,410,850
   12,164    United Technologies Corp.  ......................................    1,086,397
    9,594    UST, Inc.  ......................................................      339,987
                                                                                -----------
                                                                                  9,471,605
                                                                                -----------
             Manufacturing - Specialized (0.2%)
    5,375    Avery Dennison Corp.  ...........................................      271,438
    1,315    Briggs & Stratton Corp.  ........................................       58,271
    2,273    Millipore Corp.  ................................................       85,948
    6,641    Pall Corp.  .....................................................      139,046
    5,825    Parker-Hannifin Corp.  ..........................................      271,591
                                                                                -----------
                                                                                    826,294
                                                                                -----------
             Medical Products & Supplies (1.0%)
    2,992    Bard (C.R.), Inc.  ..............................................      104,346
    2,890    Bausch & Lomb, Inc.  ............................................      129,508
   14,621    Baxter International, Inc.  .....................................      827,914
    6,376    Becton, Dickinson & Co.  ........................................      405,673
    5,806    Biomet, Inc.  ...................................................      173,091
   10,135    Boston Scientific Corp.*  .......................................      605,566
    7,732    Guidant Corp.  ..................................................      563,953
   24,487    Medtronic, Inc.  ................................................    1,300,872
    4,792    St. Jude Medical, Inc.*  ........................................      174,908
    3,953    United States Surgical Corp.  ...................................      121,061
                                                                                -----------
                                                                                  4,406,892
                                                                                -----------
             Metals & Mining (0.1%)
    2,106    ASARCO, Inc.  ...................................................       46,595
    4,875    Cyprus Amax Minerals Co.  .......................................       79,828
   10,098    Freeport-McMoran Copper & Gold, Inc. (Class B)  .................      152,101
    8,711    Inco Ltd. (Canada)  .............................................      154,076
    3,067    Phelps Dodge Corp.  .............................................      194,755
                                                                                -----------
                                                                                    627,355
                                                                                -----------
             Multi-line Insurance (2.2%)
   36,625    American International Group, Inc.  .............................  $ 4,401,867
    3,862    CIGNA Corp.  ....................................................      737,642
    5,322    Lincoln National Corp.  .........................................      445,718
    6,001    Loews Corp.  ....................................................      601,975
   59,868    Travelers Group, Inc.  ..........................................    3,337,641
                                                                                -----------
                                                                                  9,524,843
                                                                                -----------
             Office Equipment & Supplies (0.2%)
    4,629    Moore Corp. Ltd. (Canada)  ......................................       72,617
   15,070    Pitney Bowes, Inc.  .............................................      706,406
    9,134    Unisys Corp.*  ..................................................      163,270
                                                                                -----------
                                                                                    942,293
                                                                                -----------
             Oil & Gas - Exploration &
             Production (0.2%)
    8,156    Burlington Northern Santa Fe Corp.  .............................      812,542
                                                                                -----------
             Oil & Gas - Refining &
             Marketing (0.0%)
    3,899    Ashland, Inc.  ..................................................      217,126
                                                                                -----------
             Oil & Gas Drilling (0.8%)
    8,805    Baker Hughes, Inc.  .............................................      360,455
    9,137    Dresser Industries, Inc.  .......................................      408,310
   13,678    Halliburton Co.  ................................................      636,027
    2,604    Helmerich & Payne, Inc.  ........................................       75,353
    4,516    Rowan Companies, Inc.*  .........................................      127,295
    25,828   Schlumberger Ltd.  ..............................................    1,946,786
     2,819   Western Atlas, Inc.*  ...........................................      214,068
                                                                                -----------
                                                                                  3,768,294
                                                                                -----------
             Oil - Exploration & Production (0.2%)
     3,116   Anardarko Petroleum Corp.*  .....................................      200,982
     4,737   Apache Corp.*  ..................................................      161,058
     9,204   Burlington Resources, Inc.  .....................................      411,879
     5,502   Oryx Energy Co.*  ...............................................      139,957
                                                                                -----------
                                                                                    913,876
                                                                                -----------
             Oil - Integrated - Domestic (1.0%)
     4,787   Amerada Hess Corp.  .............................................      283,929
    16,737   Atlantic Richfield Co.  .........................................    1,301,302
     2,487   Kerr-McGee Corp.  ...............................................      168,183
    17,687   Occidental Petroleum Corp.  .....................................      452,124
     2,466   Pennzoil Co.  ...................................................      165,068
    13,741   Phillips Petroleum Co.  .........................................      673,309
     3,774   Sun Co., Inc.  ..................................................      150,724
    13,241   Union Pacific Resources Group, Inc.  ............................      296,267
    12,880   Unocal Corp.  ...................................................      485,415
    15,032   USX-Marathon Group  .............................................      519,544
                                                                                -----------
                                                                                  4,495,865
                                                                                -----------
             Oil - Integrated - International (5.4%)
    25,423   Amoco Corp.  ....................................................    2,160,955
    34,288   Chevron Corp.  ..................................................    2,781,614
   128,744   Exxon Corp.**  ..................................................    8,223,523
    40,988   Mobil Corp.  ....................................................    2,969,068
             Royal Dutch Petroleum Co.
   111,878   (ADR)(Netherlands)**  ...........................................    6,076,374
    28,613   Texaco, Inc.  ...................................................    1,596,963
                                                                                -----------
                                                                                 23,808,497
                                                                                -----------
             Paper & Forest Products (0.6%)
     2,907   Boise Cascade Corp.  ............................................       96,839
     5,007   Champion International Corp.  ...................................      255,670
     4,835   Georgia-Pacific Corp.  ..........................................      283,754
    15,777   International Paper Co.  ........................................      735,603
     5,704   Louisiana-Pacific Corp.  ........................................      125,132
     5,459   Mead Corp.  .....................................................      186,630
     1,507   Potlatch Corp.  .................................................       65,272
     5,322   Westvaco Corp.  .................................................      172,965
    10,406   Weyerhaeuser Co.  ...............................................      519,650

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                             27

DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
    5,797    Willamette Industries, Inc.  ....................................  $   214,127
                                                                                -----------
                                                                                  2,655,642
                                                                                -----------
             Personal Care (0.8%)
    2,929    Alberto-Culver Co. (Class B)  ...................................       89,151
    6,903    Avon Products, Inc.  ............................................      486,230
   29,241    Gillette Co.  ...................................................    3,154,373
                                                                                -----------
                                                                                  3,729,754
                                                                                -----------
             Photography/Imaging (0.6%)
   16,992    Eastman Kodak Co.  ..............................................    1,115,100
    6,931    Ikon Office Solutions, Inc.  ....................................      226,557
    2,370    Polaroid Corp.  .................................................      108,576
   17,016    Xerox Corp.  ....................................................    1,509,107
                                                                                -----------
                                                                                  2,959,340
                                                                                -----------
             Property - Casualty Insurance (1.1%)
   22,388    Allstate Corp.  .................................................    2,087,681
    8,885    Chubb Corp.  ....................................................      709,134
    4,095    General Re Corp.  ...............................................      872,235
    3,764    Progressive Corp.  ..............................................      436,154
    7,369    SAFECO Corp.  ...................................................      385,951
    4,376    St. Paul Companies, Inc.  .......................................      387,823
    5,882    USF&G Corp.  ....................................................      143,741
                                                                                -----------
                                                                                  5,022,719
                                                                                -----------
             Publishing (0.7%)
    5,009    Dow Jones & Co., Inc.  ..........................................      257,337
    5,161    McGraw-Hill, Inc.  ..............................................      390,301
    2,789    Meredith Corp.  .................................................      119,753
   29,208    Time Warner, Inc.  ..............................................    1,971,540
    4,618    Times Mirror Co. (Class A)  .....................................      284,296
                                                                                -----------
                                                                                  3,023,227
                                                                                -----------
             Publishing - Newspaper (0.4%)
   14,791    Gannett Co., Inc.  ..............................................      954,944
    4,408    Knight-Ridder Newspapers, Inc.  .................................      247,950
    5,004    New York Times Co. (Class A)  ...................................      327,449
    6,407    Tribune Co.  ....................................................      413,652
                                                                                -----------
                                                                                  1,943,995
                                                                                -----------
             Railroads (0.4%)
   11,370    CSX Corp.  ......................................................      636,009
   19,668    Norfolk Southern Corp.  .........................................      677,317
   12,892    Union Pacific Corp.  ............................................      657,492
                                                                                -----------
                                                                                  1,970,818
                                                                                -----------
             Restaurants (0.5%)
    7,979    Darden Restaurants, Inc.  .......................................      107,717
   35,895    McDonald's Corp.  ...............................................    1,965,251
    7,923    TRICON Global Restaurants, Inc.*  ...............................      224,815
    6,877    Wendy's International, Inc.  ....................................      149,145
                                                                                -----------
                                                                                  2,446,928
                                                                                -----------
             Retail - Building Supplies (0.7%)
   38,194    Home Depot, Inc.  ...............................................    2,437,255
    9,113    Lowe's Companies, Inc.  .........................................      532,541
    9,009    Sherwin-Williams Co.  ...........................................      301,238
                                                                                -----------
                                                                                  3,271,034
                                                                                -----------
             Retail - Computers & Electronics (0.1%)
    5,142    Circuit City Stores, Inc.  ......................................      198,610
    5,397    Tandy Corp.  ....................................................      240,167
                                                                                -----------
                                                                                    438,777
                                                                                -----------
             Retail - Department Stores (0.6%)
    5,815    Dillard Department Stores, Inc. (Class A)  ......................      207,159
   10,917    Federated Department Stores, Inc.*  .............................      511,734
    3,691    Harcourt General, Inc.  .........................................      199,314
   12,075    May Department Stores Co.  ......................................      733,556
    1,918    Mercantile Stores Co., Inc.  ....................................      126,228
    4,031    Nordstrom, Inc.  ................................................      230,775
   13,049    Penney (J.C.) Co., Inc.  ........................................      922,401
                                                                                -----------
                                                                                  2,931,167
                                                                                -----------
             Retail - Drug Stores (0.5%)
    8,977    CVS Corp.  ......................................................  $   664,859
    2,040    Longs Drug Stores Corp.  ........................................       64,643
   13,021    Rite Aid Corp.  .................................................      421,555
   25,683    Walgreen Co.  ...................................................      942,245
                                                                                -----------
                                                                                  2,093,302
                                                                                -----------
             Retail - Food Chains (0.5%)
   12,820    Albertson's, Inc.  ..............................................      600,136
   14,214    American Stores Co.  ............................................      358,015
    3,130    Giant Food, Inc. (Class A)  .....................................      113,658
             Great Atlantic & Pacific Tea
    1,995    Co., Inc.  ......................................................       60,723
   13,278    Kroger Co.*  ....................................................      560,996
    7,768    Winn-Dixie Stores, Inc.  ........................................      418,987
                                                                                -----------
                                                                                  2,112,515
                                                                                -----------
             Retail - General Merchandise (2.0%)
    5,601    Consolidated Stores Corp.*  .....................................      230,341
   11,089    Costco Companies, Inc.*  ........................................      541,975
   11,359    Dayton-Hudson Corp.  ............................................      878,193
   25,411    Kmart Corp.*  ...................................................      339,872
    20,437   Sears, Roebuck & Co.  ...........................................    1,084,438
   117,651   Wal-Mart Stores, Inc.  ..........................................    5,448,712
                                                                                -----------
                                                                                  8,523,531
                                                                                -----------
             Retail - Specialty (0.2%)
     7,882   AutoZone, Inc.*  ................................................      238,431
     3,302   Pep Boys-Manny, Moe & Jack  .....................................       84,614
    14,888   Toys 'R' Us, Inc.*  .............................................      390,810
     7,039   Woolworth Corp.*  ...............................................      167,176
                                                                                -----------
                                                                                    881,031
                                                                                -----------
             Retail - Specialty Apparel (0.4%)
     5,519   Charming Shoppes, Inc.*  ........................................       24,491
    20,982   Gap, Inc. (The)  ................................................      937,633
    14,172   Limited (The), Inc.  ............................................      410,988
     8,520   TJX Companies, Inc.  ............................................      329,085
                                                                                -----------
                                                                                  1,702,197
                                                                                -----------
             Savings & Loan Companies (0.3%)
     5,714   Ahmanson (H.F.) & Co.  ..........................................      356,768
     2,959   Golden West Financial Corp.  ....................................      264,091
    13,434   Washington Mutual, Inc.  ........................................      900,918
                                                                                -----------
                                                                                  1,521,777
                                                                                -----------
             Semiconductor Equipment (0.2%)
    19,023   Applied Materials, Inc.*  .......................................      700,284
     4,417   KLA-Tencor Corp.*  ..............................................      203,734
                                                                                -----------
                                                                                    904,018
                                                                                -----------
             Specialty Printing (0.1%)
     4,289   Deluxe Corp.  ...................................................      146,094
     7,629   Donnelley (R.R.) & Sons Co.  ....................................      302,299
     6,753   Ecolab, Inc.  ...................................................      194,571
     1,617   Harland (John H.) Co.  ..........................................       24,558
                                                                                -----------
                                                                                    667,522
                                                                                -----------
             Steel & Iron (2.0%)
     9,099   Allegheny Teledyne Inc.  ........................................      246,810
     5,596   Armco, Inc.  ....................................................       29,729
     5,876   Bethlehem Steel Corp.*  .........................................       62,433
     2,549   Inland Steel Industries, Inc.  ..................................       52,573
     4,584   Nucor Corp.  ....................................................      236,076
     4,476   USX-U.S. Steel Group, Inc.  .....................................      157,220
     5,048   Worthington Industries, Inc.  ...................................       86,447
                                                                                -----------
                                                                                    871,288
                                                                                -----------
             Telecommunications -
             Cellular/Wireless (0.3%)
    26,352   Airtouch Communications, Inc.*  .................................    1,184,193
     6,132   DSC Communications Corp.*  ......................................      120,341
     7,693   General Instrument Corp.  .......................................      128,377
                                                                                -----------
                                                                                  1,432,911
                                                                                -----------
                             SEE NOTES TO FINANCIAL STATEMENTS

28


DEAN WITTER S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             Telecommunications - Long Distance (2.3%)
    84,801   AT&T Corp.  ..................................................... $  5,162,261
    36,364   MCI Communications Corp.  .......................................    1,738,654
    22,452   Sprint Corp.  ...................................................    1,481,832
    52,872   WorldCom, Inc.*  ................................................    2,019,050
                                                                               ------------
                                                                                 10,401,797
                                                                               ------------
             Telephones (5.0%)
     9,676   Alltel Corp.  ...................................................      442,072
    57,143   Ameritech Corp.  ................................................    2,382,149
    40,548   Bell Atlantic Corp.  ............................................    3,639,183
    51,771   BellSouth Corp.  ................................................    3,158,031
    18,200   Comcast Corp. (Class A Special)  ................................      637,000
     8,564   Frontier Corp.  .................................................      237,116
    49,993   GTE Corp.  ......................................................    2,705,871
    33,479   Lucent Technologies Inc.  .......................................    3,628,287
    47,856   SBC Communications, Inc.  .......................................    3,619,110
             U.S. West Communications
    25,224   Group  ..........................................................    1,313,225
                                                                               ------------
                                                                                 21,762,044
                                                                               ------------
             Textiles - Apparel (0.1%)
     3,822   Fruit of the Loom, Inc. (Class A)*  .............................      122,782
     3,491   Liz Claiborne, Inc.  ............................................      174,550
     1,899   Russell Corp.  ..................................................       51,510
     6,380   VF Corp.  .......................................................      304,246
                                                                               ------------
                                                                                    653,088
                                                                               ------------
             Textiles - Home Furnishings (0.0%)
             Springs Industries, Inc.
     1,051   (Class A)  ......................................................       58,790
                                                                               ------------
             Tobacco (1.2%)
   126,577   Philip Morris Companies, Inc.  ..................................    5,498,188
                                                                               ------------
             Truckers (0.0%)
     3,995   Ryder System, Inc.  .............................................      146,567
                                                                               ------------
             Utilities - Electric (2.4%)
     7,160   Ameren Corp.  ...................................................      275,213
     9,876   American Electric Power Co., Inc. ...............................      474,048
     7,704   Baltimore Gas & Electric Co.  ...................................      243,158
     7,887   Carolina Power & Light Co.  .....................................      329,282
    11,074   Central & South West Corp.  .....................................      296,922
     8,226   CINergy Corp.  ..................................................      286,368
    12,262   Consolidated Edison Co. of New York, Inc.  ......................      521,135
     9,760   Dominion Resources, Inc.  .......................................      389,180
     7,572   DTE Energy Co.  .................................................      278,271
    18,774   Duke Power Co.  .................................................    1,043,130
    19,917   Edison International  ...........................................      550,207
    12,734   Entergy Corp.  ..................................................      368,490
    12,016   FirstEnergy Corp.*  .............................................      347,713
     9,498   FPL Group, Inc.  ................................................      551,478
     6,621   GPU, Inc.  ......................................................      266,081
    14,884   Houston Industries, Inc.  .......................................      385,124
     7,534   Niagara Mohawk Power Corp.*  ....................................       96,529
     3,858   Northern States Power Co.  ......................................      211,949
    15,459   PacifiCorp  .....................................................      373,915
    11,610   PECO Energy Co.  ................................................      229,298
    22,877   PG & E Corp.  ...................................................      690,599
     8,624   PP&L Resources, Inc.  ...........................................      192,962
    12,103   Public Service Enterprise Group, Inc.  ..........................      390,322
    36,031   Southern Co.  ...................................................      889,515
    12,867   Texas Utilities Co.  ............................................      520,309
    11,286   Unicom Corp.  ...................................................      361,857
                                                                               ------------
                                                                                 10,563,055
                                                                               ------------
             Utilities - Natural Gas (0.6%)
     5,531   Coastal Corp.  ..................................................      351,910
     2,891   Columbia Gas System, Inc.  ......................................      220,619
     4,977   Consolidated Natural Gas Co.  ...................................      286,178
     1,062   Eastern Enterprises  ............................................       47,060
    16,604   Enron Corp.  ....................................................      780,388
     2,531   NICOR, Inc.  ....................................................      104,087
     1,619   ONEOK, Inc.  .................................................... $     56,665
     4,347   Pacific Enterprises  ............................................      157,850
     1,831   Peoples Energy Corp.  ...........................................       66,145
     5,739   Sonat, Inc.  ....................................................      247,494
    16,687   Williams Companies, Inc.  .......................................      545,456
                                                                               ------------
                                                                                  2,863,852
                                                                               ------------
             Waste Management (0.2%)
    10,320   Browning-Ferris Industries, Inc.  ...............................      343,785
    23,757   Waste Management Inc.  ..........................................      593,925
                                                                               ------------
                                                                                    937,710
                                                                               ------------
             TOTAL COMMON STOCKS
             (Identified Cost $390,140,659)  .................................  428,105,597
                                                                               ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------

             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT

    $2,915   The Bank of New York 5.4375%
               due 03/02/98 (dated 02/27/98;
                proceeds $2,916,669)(a)
               (Identified Cost $2,915,348) ..................................    2,915,348
                                                                               ------------
             TOTAL INVESTMENTS  ..............................................  431,020,945
                                                                               ------------
                                         DESCRIPTION,
 NUMBER OF                              DELIVERY YEAR,
 CONTRACTS                                AND MONTH
 ---------                                ---------
               FINANCIAL FUTURES (B)(0.0%)
               SHORT POSITION

     23        S&P 500 Index/March 1998  .....................................       (8,150)
                                                                               ------------
TOTAL INVESTMENTS
(Identified Cost $393,056,007)(c) ................................      98.9%   431,020,945

TOTAL FINANCIAL FUTURES ..........................................       0.0         (8,150)

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES ......................................................       1.1      4,916,185
                                                                       -----   ------------
NET ASSETS .......................................................     100.0%  $435,928,980
                                                                       =====   ============


--------------
ADR     American Depository Receipt.
*       Non-income producing security.
** Some or all of these securities are segregated in connection with open futures contracts.
(a) Collateralized by $330,862 Federal Home Loan Banks 6.55% due 03/04/02 valued at $343,209, $1,015,000 Federal Home Loan Banks 6.25% due 10/29/01 valued at $1,039,968, $1,000,000 Federal National Mortgage Assoc. 7.15% due 09/15/05 valued at $1,038,943 and $530,069 Federal
        National Mortgage Assoc. 6.65% due 03/08/06 valued at $551,535.
(b) Value represents variation margin on open futures contracts at February 28, 1998. The market value of these futures contracts is $5,901,900 and the unrealized appreciation is $138,268.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $42,956,830 and the aggregate gross unrealized depreciation is $4,991,892, resulting in net unrealized appreciation of $37,964,938.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER S&P 500 INDEX FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $393,056,007)................  $431,020,945
Cash...........................................        25,567
Receivable for:
  Shares of beneficial interest sold  .........     5,630,771
  Dividends....................................       637,467
Deferred organizational expenses ..............        45,271
Prepaid expenses and other assets .............           980
                                                 ------------
  TOTAL ASSETS ................................   437,361,001
                                                 ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ...       855,292
  Plan of distribution fee ....................       300,567
  Investment management fee ...................        57,587
  Variation margin on futures contracts  ......         8,150
Organizational expenses .......................        49,500
Accrued expenses and other payables ...........       160,925
                                                 ------------
  TOTAL LIABILITIES ...........................     1,432,021
                                                 ------------
  NET ASSETS...................................  $435,928,980
                                                 ============
COMPOSITION OF NET ASSETS:
Paid-in-capital................................  $397,807,150
Net unrealized appreciation ...................    38,103,206
Undistributed net investment income............       219,833
Net realized loss .............................      (201,209)
                                                 ------------
  NET ASSETS...................................  $435,928,980
                                                 ============
CLASS A SHARES:
Net Assets.....................................  $ 19,088,917
Shares Outstanding (unlimited authorized, $.01
 par value) ...................................     1,716,869
  NET ASSET VALUE PER SHARE....................        $11.12
                                                       ======
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset
   value)......................................        $11.74
                                                       ======
CLASS B SHARES:
Net Assets.....................................  $380,009,145
Shares Outstanding (unlimited authorized, $.01
 par value) ...................................    34,233,805
  NET ASSET VALUE PER SHARE ...................        $11.10
                                                       ======
CLASS C SHARES:
Net Assets.....................................   $24,126,224
Shares Outstanding (unlimited authorized, $.01
 par value) ...................................     2,173,252
  NET ASSET VALUE PER SHARE ...................        $11.10
                                                       ======
CLASS D SHARES:
Net Assets.....................................   $12,704,694
Shares Outstanding (unlimited authorized, $.01
 par value) ...................................     1,142,033
  NET ASSET VALUE PER SHARE ...................        $11.12
                                                       ======

STATEMENT OF OPERATIONS
For the period September 26, 1997*
through February 28, 1998 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $3,216 foreign withholding
 tax)..........................................   $ 1,967,904
Dividends from affiliate (Note 4)..............         7,287
Interest ......................................       398,787
                                                  -----------
  TOTAL INCOME ................................     2,373,978
                                                  -----------
EXPENSES
Plan of distribution fee (Class A shares)  ....        12,848
Plan of distribution fee (Class B shares)  ....     1,127,620
Plan of distribution fee (Class C shares) .....        75,709
Investment management fee......................       510,357
Registration fees .............................       136,736
Transfer agent fees and expenses...............       117,693
Custodian fees.................................        38,277
Professional fees .............................        17,577
S&P license fees ..............................        12,759
Shareholder reports and notices ...............         6,426
Trustees' fees and expenses....................         6,145
Organizational expenses .......................         4,229
                                                  -----------
  TOTAL EXPENSES...............................     2,066,376
Less: amounts waived/reimbursed................      (212,252)
                                                  -----------
  NET EXPENSES ................................     1,854,124
                                                  -----------
  NET INVESTMENT INCOME........................       519,854
                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
  Investments .................................       (67,320)
  Futures contracts............................      (133,889)
                                                  -----------
  NET LOSS.....................................      (201,209)
                                                  -----------
Net unrealized appreciation on:
  Investments .................................    37,964,938
  Futures contracts............................       138,268
                                                  -----------
  NET GAIN.....................................    38,103,206
                                                  -----------
NET INCREASE...................................   $38,421,851
                                                  ===========

--------------
*   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER S&P 500 INDEX FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE PERIOD
                                                                 SEPTEMBER 26, 1997*
                                                                       THROUGH
                                                                  FEBRUARY 28, 1998
------------------------------------------------------------------------------------
                                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................................     $    519,854
Net realized loss...............................................         (201,209)
Net unrealized appreciation.....................................       38,103,206
                                                                     ------------
  NET INCREASE .................................................       38,421,851
                                                                     ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares..................................................          (32,194)
Class B shares..................................................         (218,935)
Class C shares..................................................          (12,314)
Class D shares..................................................          (36,578)
                                                                     ------------
  TOTAL DIVIDENDS  .............................................         (300,021)
                                                                     ------------
Net increase from transactions in shares of beneficial interest.      397,707,150
                                                                     ------------
  NET INCREASE .................................................      435,828,980
NET ASSETS:
Beginning of period.............................................          100,000
                                                                     ------------
  END OF PERIOD
  (Including undistributed net investment income of $219,833) ..     $435,928,980
                                                                     ============

--------------
*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter S&P 500 Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weighting as the Index. The Fund was organized as a Massachusetts business trust on June 18, 1997 and had no other operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

DEAN WITTER S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $49,500 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has agreed to assume all operating expenses (except for 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these

DEAN WITTER S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued


Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $15,470,964 at February 28, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended February 28, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended February 28, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,233, $176,043 and $2,465, respectively and received $317,745 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended February 28, 1998 aggregated $391,998,552 and $1,790,565, respectively. Included in the aforementioned are purchases of U.S. Government securities of $4,238,575, and purchases of Morgan Stanley, Dean Witter, Discover & Co. common stock of $1,744,549.

DEAN WITTER S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE PERIOD
                                                      SEPTEMBER 26, 1997*
                                                            THROUGH
                                                       FEBRUARY 28, 1998
                                                  --------------------------
                                                    SHARES         AMOUNT
                                                  ----------    ------------
CLASS A
Sold............................................   2,174,952    $ 22,337,813
Reinvestment of
 dividends......................................       2,992          30,640
Redeemed........................................    (463,575)     (4,833,628)
                                                  ----------    ------------
Net increase - Class A .........................   1,714,369      17,534,825
                                                  ----------    ------------
CLASS B
Sold............................................  35,877,610     363,073,563
Reinvestment of
 dividends......................................      19,650         201,230
Redeemed........................................  (1,665,955)    (17,145,091)
                                                  ----------    ------------
Net increase - Class B .........................  34,231,305     346,129,702
                                                  ----------    ------------
CLASS C
Sold............................................   2,361,111      23,865,804
Reinvestment of
 dividends......................................       1,135          11,618
Redeemed........................................    (191,494)     (1,986,049)
                                                  ----------    ------------
Net increase - Class C .........................   2,170,752      21,891,373
                                                  ----------    ------------
CLASS D
Sold............................................   2,170,273      22,597,466
Reinvestment of
 dividends......................................         189           1,939
Redeemed........................................  (1,030,929)    (10,448,155)
                                                  ----------    ------------
Net increase - Class D .........................   1,139,533      12,151,250
                                                  ----------    ------------
Net increase in Fund ...........................  39,255,959    $397,707,150
                                                  ==========    ============

--------------
*     Commencement of operations.

6. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" table on page 5 of this prospectus.

DEAN WITTER
S&P 500 INDEX FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Kenton J. Hinchliffe
Vice President
Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.